Prospectus Supplement
John Hancock Investment Trust
John Hancock ESG International Equity Fund
Supplement dated March 1, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At its meeting held on December 10-12, 2024, the Board of Trustees (the Board) of John Hancock Investment Trust, of which John Hancock ESG International Equity Fund (ESG International Equity) is a series, voted to recommend that the shareholders of ESG International Equity approve a reorganization, that is expected to be tax-free, of ESG International Equity into John Hancock Global Environmental Opportunities Fund (Global Environmental Opportunities, and together with ESG International Equity, the funds), also a series of John Hancock Investment Trust, as described below (the Reorganization). Shareholders of record as of February 5, 2025, are entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about April 3, 2025, ESG International Equity would transfer all of its assets to Global Environmental Opportunities in exchange for corresponding shares of Global Environmental Opportunities. Global Environmental Opportunities would assume substantially all of ESG International Equity’s liabilities. The corresponding shares of Global Environmental Opportunities would then be distributed to ESG International Equity’s shareholders, and ESG International Equity would be terminated. If approved by ESG International Equity’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 25, 2025 (the Closing Date). Further information regarding the proposed Reorganization is contained in a proxy statement and prospectus, which became available February 14, 2025.
ESG International Equity will remain open to purchases and redemptions from existing shareholders until the Closing Date. ESG International Equity no longer accepts orders from new investors to purchase shares of ESG International Equity. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include ESG International Equity as an investment option as of the close of business January 13, 2025, may continue to make ESG International Equity shares available to new and existing accounts.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of ESG International Equity.
To satisfy an Internal Revenue Service requirement, ESG International Equity hereby designates the maximum amount of the net long-term gains earned, if any, as a capital gain dividend, with respect to ESG International Equity’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding ESG International Equity or Global Environmental Opportunities, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the funds’ toll-free telephone number: 800-225-5291 (Class A) or 888-972-8696 (Class I and Class R6). The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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